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                                                                    EXHIBIT 10.3


                               WEBSIDESTORY, INC.

                           2000 EQUITY INCENTIVE PLAN

        Originally Effective as the 1998 Stock Option Plan August 1, 1998 Also Originally Effective as the 1999 Stock Option Plan on June 16, 1999
                     Amended and Restated December 20, 1999
                    Approved By Stockholders December 20,1999
                       Termination Date: December 19,2009


1.    PURPOSES.

      (a) AMENDMENT AND RESTATEMENT. The Plan amends and restates the WebSideStory 1998 Stock Option Plan effective August 1, 1998 and the WebSideStory 1999 Stock Option Plan effective June 16, 1999 (the "Prior Plans"). All outstanding options granted under the Prior Plans also shall be amended.

      (b) ELIGIBLE STOCK AWARD RECIPIENTS. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

      (c) AVAILABLE STOCK AWARDS. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

      (d) GENERAL PURPOSE. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.    DEFINITIONS.

      (a) "AFFILIATE" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

      (b)   "BOARD" means the Board of Directors of the Company.

      (c)   "CODE" means the Internal Revenue Code of 1986, as amended.

      (d) "COMMITTEE" means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

      (e)   "COMMON STOCK" means the common stock of the Company.



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      (f)   "COMPANY" means WebSideStory, Inc., a California corporation.

      (g) "CONSULTANT" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director's fee by the Company for their services as Directors.

      (h) "CONTINUOUS SERVICE" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

      (i)   "COVERED EMPLOYEE" means the chief executive officer and the four
(4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

      (j)   "DIRECTOR" means a member of the Board of Directors of the Company.

      (k) "DISABILITY" means (i) before the Listing Date, the inability of a person, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of that person's position with the Company or an Affiliate of the Company because of the sickness or injury of the person and
(ii) after the Listing Date, the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

      (l) "EMPLOYEE" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

      (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      (n) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock determined as follows:

            (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no




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sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

            (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

            (iii) Prior to the Listing Date, the value of the Common Stock shall be determined in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations.

      (o) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

      (p) "LISTING DATE" means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.

      (q) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K"), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

      (r) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

      (s) "OFFICER" means (i) before the Listing Date, any person designated by the Company as an officer and (ii) on and after the Listing Date, a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

      (t) "OPTION" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.



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      (u)   "OPTION AGREEMENT" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

      (v) "OPTIONHOLDER" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

      (w) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

      (x) "PARTICIPANT" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

      (y)   "PLAN" means this WebSideStory, Inc. 2000 Equity Incentive Plan.

      (z) "RULE 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

      (aa)  "SECURITIES ACT" means the Securities Act of 1933, as amended.

      (bb) "STOCK AWARD" means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

      (cc) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

      (dd) "TEN PERCENT SHAREHOLDER" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.    ADMINISTRATION.

      (a) ADMINISTRATION BY BOARD. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

      (b) POWERS OF BOARD. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what



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type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

            (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

            (iii) To amend the Plan or a Stock Award as provided in Section 12.

            (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

      (c)   DELEGATION TO COMMITTEE.

            (i) GENERAL. The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

            (ii) COMMITTEE COMPOSITION WHEN COMMON STOCK IS PUBLICLY TRADED. At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or) (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

            (d) EFFECT OF BOARD'S DECISION. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be Final, binding and conclusive on all persons.




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4.    SHARES SUBJECT TO THE PLAN.

      (a) SHARE RESERVE. Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate Twenty-Three Million Eight Hundred Forty Three Thousand Seven Hundred Eighty-Five (23,843,785) shares of Common Stock.

      (b) REVERSION OF SHARES TO THE SHARE RESERVE. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

      (c) SOURCE OF SHARES. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

      (d) SHARE RESERVE LIMITATION. Prior to the Listing Date and to the extent then required by Section 260.140.45 of Title 10 of the California Code of Regulations, the total number of shares of Common Stock issuable upon exercise of all outstanding Options and the total number of shares of Common Stock provided for under any stock bonus or similar plan of the Company shall not exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section 260.140.45 of Title 10 of the California Code of Regulations, based on the shares of Common Stock of the Company that are outstanding at the time the calculation is made.

5.    ELIGIBILITY.

      (a) ELIGIBILITY FOR SPECIFIC STOCK AWARDS. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

      (b)   TEN PERCENT SHAREHOLDERS.

            (i) A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

            (ii) Prior to the Listing Date, a Ten Percent Shareholder shall not be granted a Nonstatutory Stock Option unless the exercise price of such Option is at least (i) one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant or (ii) such lower percentage of the Fair Market Value of the Common Stock at the date of grant as is permitted by Section
260.140.41 of Title 10 of the California Code of Regulations at the time of the grant of the Option.

            (iii) Prior to the Listing Date, a Ten Percent Shareholder shall not be granted a restricted stock award unless the purchase price of the restricted stock is at feast (i) one hundred


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percent (100%) of the Fair Market Value of the Common Stock at the date of grant or (ii) such lower percentage of the Fair Market Value of the Common Stock at the date of grant as is permitted by Section 260.140.41 of Title 10 of the California Code of Regulations at the time of the grant of the Option.

      (c) SECTION 162(m) LIMITATION. Subject to the provisions of Section 11 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options covering more than Eight Million (8,000,000) shares of Common Stock during any calendar year. This subsection 5(c) shall not apply prior to the Listing Date and, following the Listing Date, this subsection 5(c) shall not apply until (i) the earliest of: (1) the first material modification of the Plan (including any increase in the number of shares of Common Stock reserved for issuance under the Plan in accordance with
Section 4); (2) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (3) the expiration of the Plan; or (4) the first meeting of shareholders at which Directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or (ii) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

      (d)   CONSULTANTS.

            (i) Prior to the Listing Date, a Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, either the offer or the sale of the Company's securities to such Consultant is not exempt under Rule 701 of the Securities Act ("Rule 701") because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

            (ii) From and after the Listing Date, a Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or
(B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

            (iii) Rule 701 and Form S-8 generally are available to consultants and advisors only if (i) they are natural persons; (ii) they provide bona fide services to the issuer, its parents, its majority owned subsidiaries or majority-owned subsidiaries of the issuer's parent; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer's securities.



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6.    OPTION PROVISIONS.

      Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

      (a) TERM. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, no Option granted prior to the Listing Date shall be exercisable after the expiration of ten (10) years from the date it was granted, and no Incentive Stock Option granted on or after the Listing Date shall be exercisable after the expiration of ten (10) years from the date it was granted.

      (b) EXERCISE PRICE OF AN INCENTIVE STOCK OPTION. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

      (c) EXERCISE PRICE OF A NONSTATUTORY STOCK OPTION. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the exercise price of each Nonstatutory Stock Option granted prior to the Listing Date shall be not less than eighty-five percent (85%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option granted on or after the Listing Date shall be not less than eighty-five percent (85%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

      (d) CONSIDERATION. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder or (3) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months



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(or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). At any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

      In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

      (e) TRANSFERABILITY OF AN INCENTIVE STOCK OPTION. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only BY the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

      (f) TRANSFERABILITY OF A NONSTATUTORY STOCK OPTION. A Nonstatutory Stock Option granted prior to the Listing Date shall not be transferable except by will or by the laws of descent and distribution and, to the extent provided in the Option Agreement, to such further extent as permitted by Section 260.140.41(d) of Title 10 of the California Code of Regulations at the time of the grant of the Option, and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. A Nonstatutory Stock Option granted on or after the Listing Date shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

      (g) VESTING GENERALLY. The total number OF shares OF Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

      (h) MINIMUM VESTING PRIOR TO THE LISTING DATE. Notwithstanding the foregoing subsection 6(g), to the extent that the following restrictions on vesting are required by Section 260.140.41(f) of Title 10 of the California Code of Regulations at the time of the grant of the Option, then:

            (i) Options granted prior to the Listing Date to an Employee who is not an Officer, Director or Consultant shall provide for vesting of the total number of shares of



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Common Stock at a rate of at least twenty percent (20%) per year over five (5)
years from the date the Option was granted, subject to reasonable conditions such as continued employment; and

            (ii) Options granted prior to the Listing Date to Officers, Directors or Consultants may be made fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company.

      (i) TERMINATION OF CONTINUOUS SERVICE. In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement, which period shall not be less than thirty (30) days for Options granted prior to the Listing Date unless such termination is for cause), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

      (j) EXTENSION OF TERMINATION DATE. An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

      (k) DISABILITY OF OPTIONHOLDER. In the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement, which period shall not be less than six (6) months for Options granted prior to the Listing Date) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

      (l) DEATH OF OPTIONHOLDER. In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder's death



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pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date six (6) months following the date of death (or such longer or shorter period specified in the Option Agreement, which period shall not be less than six (6) months for Options granted prior to the Listing Date) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

      (m) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Subject to the "Repurchase Limitation" in subsection 10(h), any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. Provided that the "Repurchase Limitation" in subsection 10(h) is not violated, the Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

      (n) RIGHT OF REPURCHASE. Subject to the "Repurchase Limitation" in subsection 10(h), the Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to repurchase ALL or any part of the vested shares of Common Stock acquired by the Optionholder pursuant to the exercise of the Option. Provided that the "Repurchase Limitation" in subsection 10(h) is not violated, the Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

      (o) RIGHT OF FIRST REFUSAL. The Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to exercise a right of first refusal following receipt of notice from the Optionholder of the intent to transfer all or any part of the shares of Common Stock received upon the exercise of the Option. Except as expressly provided in this subsection 6(o), such right of first refusal shall otherwise comply with any applicable provisions of the Bylaws of the Company.

      (p)   RE-LOAD OPTIONS.

            (i) Without in any way limiting the authority of the Board to make or not to make grants of Options hereunder, the Board shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionholder to a further Option (a "Re-Load Option") in the event the Optionholder exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Unless otherwise specifically provided in the Option, the Optionholder shall not surrender shares of Common Stock acquired, directly or indirectly from the Company, unless such shares have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

            (ii) Any such Re-Load Option shall (1) provide for a number of shares of Common Stock equal to the number of shares of Common Stock surrendered as part or all of the exercise price of such Option; (2) have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (3) have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option shall be subject to the same exercise price and term provisions heretofore described for Options under the Plan.

            (iii) Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on the exercisability of Incentive Stock Options described in subsection 10(d) and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares of Common Stock under subsection 4(a) and the "Section 162(m) Limitation" on the grants of Options under subsection 5(c) and shall be subject to such other terms and conditions as the Board may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.    PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

      (a) STOCK BONUS AWARDS. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

            (i) CONSIDERATION. A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

            (ii) VESTING. Subject to the "Repurchase Limitation" in subsection 10(h), shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined BY the Board.

            (iii) TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE. Subject to the "Repurchase Limitation" in subsection 10(h), in the event a Participant's Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

            (iv) TRANSFERABILITY. For a stock bonus award made before the Listing Date, rights to acquire shares of Common Stock under the stock bonus agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. For a stock bonus award made on or after the Listing Date, rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

      (b) RESTRICTED STOCK AWARDS. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

            (i) PURCHASE PRICE. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement. For restricted stock awards made prior to the Listing Date, the purchase price shall not be less than eighty-five percent (85%) of the Common Stock's Fair Market Value on the date such award is made or at the time the purchase is consummated. For restricted stock awards made on or after the Listing Date, the purchase price shall not be less than eighty-five percent (85%) of the Common Stock's Fair Market Value on the date such award is made or at the time the purchase is consummated.

            (ii) CONSIDERATION. The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock's "par value," as de-fined in the Delaware General Corporation Law, shall not be made by deferred payment.

            (iii) VESTING. Subject to the "Repurchase Limitation" in subsection 10(h), shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

            (iv) TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE. Subject to the "Repurchase Limitation" in subsection 10(h), in the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

            (v) TRANSFERABILITY. For a restricted stock award made before the Listing Date, rights to acquire shares of Common Stock under the restricted stock purchase agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. For a restricted stock award made on or after the Listing Date, rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

8.    COVENANTS OF THE COMPANY.

      (a) AVAILABILITY OF SHARES. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

      (b) SECURITIES LAW COMPLIANCE. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.    USE OF PROCEEDS FROM STOCK.

      Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.   MISCELLANEOUS.

      (a) ACCELERATION OF EXERCISABILITY AND VESTING. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

      (b) SHAREHOLDER RIGHTS. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

      (c) No EMPLOYMENT OR OTHER SERVICE RIGHTS. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

      (d) INCENTIVE STOCK OPTION $100,000 LIMITATION. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

      (e) INVESTMENT ASSURANCES. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

      (f) WITHHOLDING OBLIGATIONS. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

      (g) INFORMATION OBLIGATION. Prior to the Listing Date, to the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to Participants at least annually. This subsection 10(g) shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.

      (h) REPURCHASE LIMITATION. The terms of any repurchase option shall be specified in the Stock Award and may be either at Fair Market Value at the time of repurchase or at not less than the original purchase price. To the extent required by Section 260.140.41 and Section 260.140.42 of Title 10 of the California Code of Regulations at the time a Stock Award is made, any repurchase option contained in a Stock Award granted prior to the Listing Date to a person who is not an Officer, Director or Consultant shall be upon the terms described below:

            (i) FAIR MARKET VALUE. If the repurchase option gives the Company the right to repurchase the shares of Common Stock upon termination of employment at not less than the Fair Market Value of the shares of Common Stock to be purchased on the date of termination of Continuous Service, then (i) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares of Common Stock within ninety (90) days of termination of Continuous Service (or in the case of shares of Common Stock issued upon exercise of Stock Awards after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding "qualified small business stock") and (ii) the right terminates when the shares of Common Stock become publicly traded.

            (ii) ORIGINAL PURCHASE PRICE. If the repurchase option gives the Company the right to repurchase the shares of Common Stock upon termination of Continuous Service at the original purchase price, then (i) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the shares of Common Stock per year over five (5) years from the date the Stock Award is granted (without respect to the date the Stock Award was exercised or became exercisable) and (ii) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares of Common Stock within ninety (90) days of termination of Continuous Service (or in the case of shares of Common Stock issued upon exercise of Options after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding "qualified small business stock").

      (i) REPURCHASE LIMITATION. Notwithstanding any other provisions contained herein, Options granted pursuant to this Plan shall be subject to the following conditions:

            (i) REPURCHASE RIGHT. At the Committee's discretion, Common Stock issued pursuant to the exercise of an Option may be subject to a right, but not an obligation, of repurchase by the Corporation (the "Right of Repurchase"), at the price specified in subsection 10(i)(h), if the Optionholder ceases to be an Employee for any reason ("Employment Termination") at any time after the grant of the Option pursuant to which such Common Stock was issued. Common Stock issued by the Company will only be transferable by the Optionholder subject to the Right of Repurchase, and the Company will legend the Right of Repurchase on the stock certificates evidencing such shares of Common Stock and will take such other steps as it deems necessary to ensure compliance with this restriction. The Company's rights under this subsection 10(i)(i) will be freely assignable, in whole or in part.

            (ii) REPURCHASE PRICE. The price per share of Common Stock at which the Company may exercise the Right of Repurchase under subsection 10(i)(i) (the "Repurchase Price") will be the higher of the exercise price of each share of Common Stock as paid by the Optionholder, or Fair Market Value of the shares of Common Stock on the date the Company sends the notice to the Optionholder of its exercise of its Right of Repurchase pursuant to subsection 10(i)(i).

            (iii) REPURCHASE PROCEDURE. The Company may exercise its Right of Repurchase by sending a written notice to the Optionholder and to the Escrow Agent, if any, of its taking such action and specifying the number of shares of Common Stock being repurchased. The Company's Right of Repurchase will terminate if not exercised by written notice from the Company to the Optionholder within 90 days of the date on which the Company learns of the Employment Termination or the last date any Option granted to such Optionholder is exercised, which ever is later. If the Company exercises its Right of Repurchase, the Optionholder, or if applicable, the Escrow Agent, will deliver to the Company every stock certificate representing the shares of Common Stock being repurchased, together with appropriate Assignments Separate from Certificates, and the Company will then promptly pay the total Repurchase Price in cash (or cancellation of purchase money indebtedness for the Common Stock, if applicable) to the Optionholder, or if applicable, to the Escrow Agent, for delivery to the Optionholder.

            (iv)  ELECTION TO DEFER PURCHASE OF INCENTIVE STOCK OPTION SHARES.

                  (A) Notwithstanding the preceding provisions of this subsection 10(i), an Optionholder whose shares of Common Stock were issued pursuant to an Incentive Stock Option may elect to defer the Company's repurchase of such Common Stock pursuant to this subsection 10(i) until the holding period requirements of Section 422(a) of the Code are met. Such election will be in writing in such form as the Committee may require and will be delivered to the Company and to the Escrow Agent by certified mail no later than seven days after the date on which the Optionholder receives notice that the Company elects to exercise its Right of Repurchase. Such election will pertain to all such shares of Common Stock issued to the Optionholder and will be irrevocable.

                  (B) With respect to an Optionholder who makes the election described in subsection 10(i)(iv), the Company will repurchase such Common Stock on or before the date which is 90 days following the earlier of the date on which the Optionholder dies or the date on which the holding period requirements of Section 422(a) of the Code are met. The Repurchase Price of each such share of Common Stock determined under subsection 10(i)(ii) will be calculated by substituting for the Optionholder's Employment Termination date the earlier of the date on which the Optionholder dies or the date on which such holding period requirements are met.

            (v) ESCROW. To facilitate the consummation of the Company's Right of Repurchase under this subsection 10(i)(i), at the request of the Committee, the Optionholder and the Company will execute Joint Escrow Instructions and the Optionholder will deliver and deposit with the Escrow Agent named in the Joint Escrow Instructions two "Assignments Separate from Certificate," together with all certificates evidencing the shares of Common Stock issued to the Optionholder pursuant to the Plan, duly endorsed in blank. The Escrow Agent will hold such documents and deliver the same to the Company pursuant to the Joint Escrow Instructions and in accordance with the terms of this subsection 10(i), as applicable.

            (vi) BINDING EFFECT. The Company's Right of Repurchase will inure to the benefit of its successors and assigns and will be binding on any representative, executor, administrator, heir, or legatee of the Optionholder.

            (vii) PAYMENT OF NET AMOUNT OWING. Notwithstanding anything to the contrary contained herein, if the Company determines to exercise its Rights of Repurchase pursuant to this subsection before any Common Stock has been issued as a result of an exercise of an Option, in lieu of issuing any Common Stock, the Company will have the right, but not the obligation, to pay to the Optionholder the net amount owing to the Optionholder.

            (vii) TERMINATION OF RIGHT OF REPURCHASE. Notwithstanding any other provision of this subsection 10(i)(i), in the event that the Common Stock is listed on any United States securities exchange or traded on any formal over-the-counter market in general use in the United States at the time the Optionholder would otherwise be required to transfer his or her Common Stock, the Company will no longer have the Right of Repurchase, and the Optionholder will have no obligation to comply with this Section 10(i)(i).

      (j) RIGHT OF FIRST REFUSAL. Notwithstanding any other provisions contained herein, Options granted pursuant to this Plan shall be subject to the following conditions:

            (i) RIGHT OF FIRST REFUSAL. At the Committee's discretion, Common Stock issued pursuant to the exercise of an Option may be subject to a requirement that if an Optionholder proposes to sell, pledge, or otherwise transfer any Common Stock acquired pursuant to exercise of an Option, or any interest in such Common Stock, to any person or entity, the Company will have a right of first refusal (the "Right of First Refusal") with respect to such Common Stock. Any Optionholder desiring to transfer Common Stock subject to the Right of First Refusal will give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of shares of Common Stock proposed to be transferred, the proposed transfer price, and the name and address of the proposed transferee. The Transfer Notice will be signed both by the Optionholder and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Common Stock. The Company will have the right to purchase the Common Stock subject to the Transfer Notice on the terms of the proposal referred to in the Transfer Notice, subject to any change in such terms permitted under subsection 10(j)(d), by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date the Transfer Notice is received by the Company. The Company's rights under this subsection 10(j)(i) will be freely assignable, in whole or in part.

            (ii) TRANSFER OF SHARES. If the Company fails to exercise the Right of First Refusal within 30 days after the date on which it receives the Transfer Notice, the Optionholder may, not later than six months following receipt of the Transfer Notice by the Company, consummate a transfer of the Common Stock subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionholder, will again be subject to the Right of First Refusal and will again require compliance with the procedure described in Section 10(j)(i). If the Company exercises its Right of First Refusal, the Optionholder will immediately endorse and deliver to the Company every stock certificate representing the Common Stock being purchased, and the Company will then promptly pay the purchase price in accordance with the terms set forth in the Transfer Notice.

            (iii) REPURCHASE PAYMENT. The amount payable to an Optionholder pursuant to the Company's exercise of the Right of First Refusal will be paid to the Optionholder in accordance with the terms and conditions of the Transfer Notice or may, at the election of the Company, be paid in full in cash.

            (iv) BINDING EFFECT. The Company's Right of First Refusal will inure to the benefit of its successors and assigns and will be binding upon any transferee of the Common Stock, other than a transferee acquiring Common Stock in a transaction with respect to which the Company failed to exercise its Right of First Refusal (a "Free Transferee") or a transferee of a Free Transferee.

            (v) TERMINATION OF RIGHT OF FIRST REFUSAL. Notwithstanding any other provision of this subsection 10(j), if the Common Stock is listed on any United States securities exchange or traded on any formal over-the-counter market in general use in the United States at the time the Optionholder desires to transfer his or her Common Stock, the Company will no longer have the Right of First Refusal, and the Optionholder will have no obligation to comply with this subsection 10(j).

11.   ADJUSTMENTS UPON CHANGES IN STOCK

      (a) CAPITALIZATION ADJUSTMENTS. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number. of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

      (b) CHANGE IN CONTROL--DISSOLUTION OR LIQUIDATION. In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event. The Committee will notify the Optionholder not less than 15 days prior to the proposed consummation of a pending dissolution or liquidation, and the Option will be exercisable as to all Common Stock which are vested prior to expiration until immediately prior to the consummation of such action.

      (c) CHANGE IN CONTROL--ASSET SALE, MERGER, CONSOLIDATION OR REVERSE MERGER. In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection 11(c) for those outstanding under the Plan). In the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to such event. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to such event. The Committee will notify the Optionholder not less than 15 days prior to the proposed consummation of such transaction, and the Option will be exercisable as to all Common Stock which are vested prior to expiration and until immediately prior to the consummation of such transaction.

12.   AMENDMENT OF THE PLAN AND STOCK AWARDS

      (a) AMENDMENT OF PLAN. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

      (b) SHAREHOLDER APPROVAL. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of
Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

      (c) CONTEMPLATED AMENDMENTS. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

      (d) NO IMPAIRMENT OF RIGHTS. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

      (e) AMENDMENT OF STOCK AWARDS. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and
(ii) the Participant consents in writing.

13.   TERMINATION OR SUSPENSION OF THE PLAN.

      (a) PLAN TERM. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth
(10th) anniversary of the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

      (b) NO IMPAIRMENT OF RIGHTS. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14.   EFFECTIVE DATE OF PLAN.

The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.   CHOICE OF LAW.

The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.



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